EXHIBIT 10.47

Confidential Treatment

Requested Pursuant to Rule 24b-2

AMENDMENT N° 10

TO THE

A350 FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

Amendment Nº10 to the ALC A350 Family PA	Private & Confidential
Ref. CLC - CT1500403	Page 1/9

AMENDMENT N° 10 TO THE

A350 FAMILY PURCHASE AGREEMENT

This amendment N° 10 (the “Amendment N° 10”) dated 31 December 2018 is made

BETWEEN:

AIRBUS S.A.S.,  a  société par actions simplifiée, created and existing under French law having its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France °(the "Seller"),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”.

WHEREAS:

A.   The Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103521 on the 01 February 2013 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) firm A350 Family aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.    On 03 March 2015, the Buyer and the Seller entered into an Amendment N°1 to the Purchase Agreement to modify the terms and conditions with respect to certain A350XWB Family Aircraft.

C.    On 03 March 2015, the Buyer and the Seller entered into an Amendment N°2 to the Purchase Agreement in order to, among other things, provide for the manufacture and sale by the Seller and purchase by the Buyer of one (1) incremental A350-900 Aircraft.

D.   On 08 September 2015, the Buyer and the Seller entered into an Amendment N°3 to the Purchase Agreement for (i) the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A350-900 Aircraft and [*].

E.    On 14 April 2016, the Buyer and the Seller entered into an Amendment N°4 to the Purchase Agreement in order to (i) provide the terms by which the Seller shall manufacture and sell and the Buyer shall purchase one (1) incremental A350-900 Aircraft, and (ii) [*].

F.    On 25 May 2016, the Buyer and the Seller entered into an Amendment N°5 to the Purchase Agreement [*].

G.   On 18 July 2016, the Buyer and the Seller entered into an Amendment N°6 to the Purchase Agreement in order to, among other things, (i) address specifications issues for both A350-900 Aircraft and A350-1000 Aircraft, (ii) [*] and (iii) [*].

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº10 to the ALC A350 Family PA	Private & Confidential
Ref. CLC - CT1500403	Page 2/9

H.   On 31 July 2017, the Buyer and the Seller entered into an Amendment N°7 to the Purchase Agreement in order to [*].

I.     On 27 December 2017, the Buyer and the Seller entered into an Amendment N°8 to the Purchase Agreement in order to [*].

J.     On 01 June 2018, the Buyer and the Seller entered into an Amendment N°9 to the Purchase Agreement in order to [*].

K.   The Buyer and the Seller have agreed to [*].

L.    In conjunction with the Buyer’s request in paragraph K above, the Buyer and the Seller have entered into an amendment N° 5 to the A330 Agreement dated as of even date herewith to provide for [*]; and

M.   The Buyer desires to [*].

N.   The Parties now wish to enter into this Amendment N°10 in order to, among other things, (i) provide the terms under which the Seller shall manufacture and sell and the Buyer shall purchase three (3) incremental A350-900 aircraft and one (1) A350-1000  aircraft and (ii) [*].

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N° 10. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº10 to the ALC A350 Family PA	Private & Confidential
Ref. CLC - CT1500403	Page 3/9

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.           INCREMENTAL AIRCRAFT

In consideration of the Seller agreeing to [*], the Seller hereby agrees to sell, and the Buyer agrees to purchase from the Seller, three (3) incremental A350-900 aircraft and one (1) incremental A350-1000 aircraft (the “Amendment N°10 Aircraft”), [*].

2.           [*]

3.           [*]

4.           [*]

5.           PRICING TERMS FOR THE AMENDMENT 10 AIRCRAFT[*]

6.           [*]

7.           SUPPORT/ TRAINING MATTERS

7.1         The Buyer and the Seller hereby agree that Appendix A to Clause 15 of the Agreement, as may have been amended from time to time, shall be deleted in its entirety and replaced as follows:

QUOTE

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation provided to the Buyer pursuant to Clause 15.1 is defined hereunder.

1The Seller will provide to the Buyer Seller Representative services at the Buyer's main base or at other locations to be mutually agreed for the fleet of

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº10 to the ALC A350 Family PA	Private & Confidential
Ref. CLC - CT1500403	Page 4/9

twenty-nine (29) Aircraft will be [*] man-months in aggregate. This allocation will be further assigned by the Buyer on a prorata basis to each of the Buyer’s Operators. [*]

2            For the sake of clarification, such Seller Representatives’ services will include [*].

3            The number of the Seller Representatives assigned to the Buyer at any one time will be mutually agreed, [*] Seller Representatives.

UNQUOTE

7.2         The Buyer and the Seller hereby agree that Appendix A to Clause 16 of the Agreement, as may have been amended from time to time, shall be deleted in its entirety and replaced as follows:

QUOTE

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of twenty-nine (29) Aircraft firmly ordered, unless otherwise specified. [*]

The contractual training courses defined in this Appendix A will be provided up to [*].

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A  will be provided by the Seller within a period [*].

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1            FLIGHT OPERATIONS TRAINING

1.1         Flight Crew Training (standard transition course)

The Seller will provide flight crew training (standard transition course) [*] for [*] of the Buyer's flight crews per firmly ordered Aircraft.

1.2         Extended Range For Twin Engine Aircraft Operations (ETOPS) Training

The Seller will provide [*] ETOPS training for [*] flight crews per ordered Aircraft.

1.3         Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer pilot Instructor(s) [*] for a period of [*] pilot Instructor months in total for the fleet of twenty-nine (29) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº10 to the ALC A350 Family PA	Private & Confidential
Ref. CLC - CT1500403	Page 5/9

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot Instructors present at any one time will be limited to [*].

1.4         Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [*] type specific training for cabin crews for [*] in total for the fleet of twenty-nine (29) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

1.5         Airbus Pilot Instructor Course (APIC)

The Seller will provide to the Buyer transition Airbus Pilot Instructor Course(s) (APIC), for flight and synthetic instruction, [*] for [*] of the Buyer’s flight instructors in total for the fleet of twenty-nine (29) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators. APIC courses will be performed in groups of two (2) trainees.

2            PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [*] trainee days of performance / operations training [*] for the Buyer's personnel in total for the fleet of twenty-nine (29) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

3            MAINTENANCE TRAINING

3.1         The Seller will provide to the Buyer [*] trainee days of maintenance training [*] for the Buyer's personnel in total for the fleet of twenty-nine (29) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

3.2         The Seller will provide to the Buyer [*] in total for the fleet of twenty-nine (29) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

4            TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1         For instruction at the Seller's Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2         For instruction outside of the Seller's Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

4.3         For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº10 to the ALC A350 Family PA	Private & Confidential
Ref. CLC - CT1500403	Page 6/9

actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4         For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

UNQUOTE

8.           EFFECTIVITY

This Amendment N°10 will enter into full force and be binding upon the Parties upon the fulfilment of each of the following conditions (the “Conditions”): [*]

If the Conditions are not fulfilled on or before 31 December 2018, this Amendment N°10 shall be terminated without further act and the Buyer and the Seller shall have no obligation or liability to the other, whether in contract or otherwise in respect of this Amendment N°10.

9.           INCONSISTENCY AND CONFIDENTIALITY

9.1         In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N° 10, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

9.2         This Amendment N° 10 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

9.3         This Amendment N° 10 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

10.         COUNTERPARTS

This Amendment N° 10 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

11.         LAW AND JURISDICTION

The provisions of Clause 22.6 of the Agreement shall apply to this Amendment N° 10 as if the same were set out in full herein, mutatis mutandis.

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº10 to the ALC A350 Family PA	Private & Confidential
Ref. CLC - CT1500403	Page 7/9

IN WITNESS WHEREOF this Amendment N° 10 was entered into the day and year first above written.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

/s/ John L. Plueger		/s/ Benoît de Saint-Exupéry

By:	John L. Plueger	By:	Senior Vice President, Contracts

Its:	CEO	Its:	Benoît de Saint-Exupéry

Amendment Nº10 to the ALC A350 Family PA	Private & Confidential
Ref. CLC - CT1500403	Page 8/9

APPENDIX 1

CAC ID	Aircraft Rank	Scheduled Delivery Month		Aircraft Type
[*]	[*]	[*]	2017	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	2024	[*]

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº10 to the ALC A350 Family PA	Private & Confidential
Ref. CLC - CT1500403	Page 9/9

LETTER AGREEMENT N 1 TO AMENDMENT N 10

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

31 December 2018

Subject: Amendment No. 10 Additional Matters

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N° 10 dated even date herewith (the “Amendment”) to the A350XWB Family Purchase Agreement dated 01 February 2013 (the "Agreement") which covers, among other things, (i) [*] and (ii) [*].

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation - A350XWB Family Purchase Agreement	Private & Confidential
Amendment N°10 - Letter Agreement N° 1	Page 1/4
Ref. CLC-CT1709653

LETTER AGREEMENT N 1 TO AMENDMENT N 10

1.        [*]

2.        [*]

3.        [*]

4.        [*]

5.        [*]

6.        [*]

5.        Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect. [*]

6.        Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation - A350XWB Family Purchase Agreement	Private & Confidential
Amendment N°10 - Letter Agreement N° 1	Page 2/4
Ref. CLC-CT1709653

LETTER AGREEMENT N 1 TO AMENDMENT N 10

7.           Counterparts

This Letter Agreement may be signed in separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

8.           Law and Jurisdiction

The provisions of Clause 22.6 of the Agreement shall apply to this Amendment N° 10 as if the same were set out in full herein, mutatis mutandis.

Air Lease Corporation - A350XWB Family Purchase Agreement	Private & Confidential
Amendment N°10 - Letter Agreement N° 1	Page 3/4
Ref. CLC-CT1709653

LETTER AGREEMENT N 1 TO AMENDMENT N 10

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ John L. Plueger		/s/ Benoît de Saint-Exupéry

By:	John L. Plueger	By:	Benoît de Saint-Exupéry

Its:	CEO	Its:	Senior Vice President, Contracts

Air Lease Corporation - A350XWB Family Purchase Agreement	Private & Confidential
Amendment N°10 - Letter Agreement N° 1	Page 4/4
Ref. CLC-CT1709653